POWER OF ATTORNEY

Know all by these presents that the undersigned hereby

 constitutes and appoints each of Laura D. Jones and

Kristina A. Meadows, signing singly, the undersigned's

true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in

the undersigned's capacity as an officer and/or director

 of Alliance One International Inc. (the "Company"),

Forms 3, 4, and 5 in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf

of the undersigned which may be necessary or desirable

to complete and execute any such Form 3, 4, or 5, complete

and execute any amendment or amendments thereto, and file

such form with the United States Securities and Exchange

Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact

, may be of benefit to, in the best interest of, or legally

required by, the undersigned, it being understood that the

documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and

thing whatsoever requisite, necessary, or proper to be done

in the exercise of any of the rights and powers herein granted,

as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming

all that such attorney-in-fact, or such attorney-in-fact's

substitute or substitutes, shall lawfully do or cause to be

done by virtue of this power of attorney and the rights and

powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at

the request of the undersigned, are not assuming, nor is the

Company assuming, any of the undersigned's responsibilities

to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4,

and 5 with respect to the undersigned's holdings of and

transactions in securities issued by the Company, unless

earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 14th day of June, 2013.

Signature:  /s/ Carl L. Hausmann

Print Name: Carl L. Hausmann